================================================================================

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------
                                 March 31, 2002
--------------------------------------------------------------------------------

                                   Value Line
                                      U.S.
                              Multinational Company
                                   Fund, Inc.

                                     [LOGO]
                                   ----------
                                   VALUE LINE

                                     No-Load
                                     Mutual
                                      Funds

Value Line U.S. Multinational Company Fund, Inc.

                                                               To Our Value Line
================================================================================

To Our Shareholders:

It is common knowledge that the stock market has been a treacherous investment vehicle over the recent past. As markets and economies across the globe faced some difficult hurdles during the fiscal year that ended on March 31, 2002, our style of "multinational" investing was affected even more than other mutual fund strategies. Still, our results held up fairly well. Total returns (including reinvested dividends) for the six- and twelve-month periods ended March 31st are as follows:

                                    U.S. Multinational       Standard &
                                        Company Fund        Poor's 500(1)
                                    ------------------      -------------

Six months ........................         8.43%              10.99%
Twelve months .....................        -2.33                0.24

The principal reason for the underperformance this past year was economic weakness in the U.S. and abroad. The National Bureau of Economic Research has stated that a domestic recession commenced in March of 2001 (just as our fiscal year got under way), and while we haven't seen the standard two consecutive quarters of declining GDP, it's clear that the manufacturing sector was very weak both before and after last March. This is significant, since the industrial sector of the economy is an important component of our multinational holdings. Looking beyond our borders, Western Europe's economy has been struggling also, and Japan has been in a recession for years. All of this has resulted in depressed markets for the products of multinational companies.

Another factor holding us back, especially during the second half of the fiscal year, was the fallout from the collapse of Enron Corp. When the spotlight fell on irregularities in that company's financial reporting, a general panic surrounded any company using accounting methods that are unorthodox or complex. Since accounting for cross-border transactions, currency translations, and foreign businesses is inherently complicated, the financial reporting of multinational companies has been viewed with suspicion since the Enron fiasco, and the prices of these stocks have been under pressure.

Looking ahead, it's fairly clear that the economic picture is turning much brighter. Gross domestic product in the U.S. is poised for renewed growth after troughing in last year's third quarter, which should spill over into the developed economies of North America and Western Europe. There have even been some positive indications of recovery in Japan. Thus, we believe that our multinational strategy is on the verge of superior returns once again.

                                             Sincerely,


                                             /s/ Jean Bernhard Buttner

                                             Jean Bernhard Buttner
                                             Chairman and President

May, 2002

--------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.


--------------------------------------------------------------------------------
2

                                Value Line U.S. Multinational Company Fund, Inc.

U.S. Multinational Company Fund, Inc. Shareholders
================================================================================

Economic Observations

The U.S. economic recovery, which began tentatively late last year, accelerated markedly during the first quarter of this year, as the nation's gross domestic product roared ahead at a vigorous 5.8% rate. Now, following this eyecatching opening-quarter performance, which was helped by inventory building, as manufacturers increased production in order to restock their depleted warehouses, we would expect growth to settle into a modest, but sustainable, 3%-4% range over the balance of this year. Our forecast assumes that oil supples will remain adequate, notwithstanding the turmoil in the Middle East.

Inflation, meantime, remains muted, thanks, in part, to some very strong increases in productivity, or labor-cost efficiency. Adequate supplies of labor and raw materials are also helping to keep the costs of production low. We caution, though, that as the economy moves further along the recovery road over the next year or two, some modest increases in pricing pressures may evolve. Absent a more vigorous business recovery than we now expect, or a prolonged rise in oil prices, however, inflation should remain on the modest side through 2003, and perhaps beyond.

Finally, the Federal Reserve, which had been aggressive in reducing interest rates in order to promote stronger economic activity, has completed its extended monetary easing cycle. We believe the Fed will now pursue a stable monetary course through at least midyear, before rising business activity encourages it to begin lifting rates modestly later in the year.


--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

--------------------------------------------------------------------------------
   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE LINE
          U.S. MULTINATIONAL COMPANY FUND, INC. AND THE S&P 500 INDEX*

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                   $ Value                     $ Value
                        Value Line U.S. Multinational          S&P 500
      Date                    Company Fund, Inc.                Index
      ----                    ------------------                -----
   11/17/1995                       10,000                      10,000
   12/31/1995                        9,890                      10,283
    3/31/1996                       10,593                      10,835
    6/30/1996                       11,437                      11,322
    9/30/1996                       12,501                      11,671
   12/31/1996                       13,106                      12,644
    3/31/1997                       12,538                      12,982
    6/30/1997                       14,712                      15,248
    9/30/1997                       16,429                      16,392
   12/31/1997                       15,593                      16,862
    3/31/1998                       17,448                      19,214
    6/30/1998                       17,877                      19,849
    9/30/1998                       15,464                      17,874
   12/31/1998                       19,593                      21,681
    3/31/1999                       21,180                      22,761
    6/30/1999                       21,866                      24,365
    9/30/1999                       21,963                      22,844
   12/31/1999                       26,622                      26,243
    3/31/2000                       27,627                      26,845
    6/30/2000                       26,808                      26,131
    9/30/2000                       25,901                      25,878
   12/31/2000                       21,696                      23,853
    3/31/2001                       18,836                      21,025
    6/30/2001                       20,216                      22,256
    9/30/2001                       16,967                      18,989
   12/31/2001                       19,129                      21,018
    3/31/2002                       18,397                      21,076

--------------------------------------------------------------------------------
                   From November 17, 1995+ to March 31, 2002

* The Standard & Poor's 500 Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

Performance Data:*
                                                                  Average Annual
                                                                   Total Returns
                                                                  --------------
1 year ended March 31, 2002.....................................        -2.33%
5 years ended March 31, 2002....................................        +7.97%
From November 17, 1995+ to March 31, 2002.......................       +10.03%

--------------------------------------------------------------------------------

+     Commencement of operations.

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
4

                                Value Line U.S. Multinational Company Fund, Inc.

Schedule of Investments                                           March 31, 2002
================================================================================

  Shares                                                          Value
----------------------------------------------------------------------------
COMMON STOCKS (94.3%)
          ADVERTISING (4.6%)
   9,200  Omnicom Group, Inc. ..............................   $    868,480

          AEROSPACE/DEFENSE (2.2%)
   3,300  General Dynamics Corp. ...........................        310,035
   2,500  Raytheon Co. .....................................        102,625
                                                               ------------
                                                                    412,660

          BANK (3.6%)
  12,000  State Street Corp. ...............................        664,560

          BEVERAGE-SOFT DRINK (2.0%)
   7,100  PepsiCo, Inc. ....................................        365,650

          BIOTECHNOLOGY (5.5%)
  10,000  Amgen Inc.* ......................................        596,800
   4,000  Biogen, Inc.* ....................................        196,240
   7,500  Immunex Corp.* ...................................        226,950
                                                               ------------
                                                                  1,019,990

          CHEMICAL-SPECIALTY (1.9%)
  10,000  International Flavors & Fragrances, Inc. .........        349,700

          COMPUTER & PERIPHERALS (4.3%)
   7,000  Dell Computer Corp.* .............................        182,770
   6,000  International Business Machines Corp. ............        624,000
                                                               ------------
                                                                    806,770

          COMPUTER SOFTWARE & SERVICES (12.3%)
   6,200  Adobe Systems, Inc. ..............................        249,798
  12,500  Fiserv, Inc.* ....................................        574,875
  12,000  Microsoft Corp.* .................................        723,720
  15,000  Network Associates, Inc.* ........................        363,000
  13,000  Oracle Corp.* ....................................        166,400
   6,000  Peoplesoft, Inc.* ................................        219,180
                                                               ------------
                                                                  2,296,973

          DIVERSIFIED COMPANIES (1.7%)
  10,000  Tyco International Ltd. ..........................        323,200

          DRUG (7.2%)
   4,000  Biovail Corp.* ...................................        199,920
   6,000  Genzyme Corp.-General Division* ..................        262,020
   4,500  MedImmune, Inc.* .................................        176,985
  18,000  Pfizer, Inc. .....................................        715,320
                                                               ------------
                                                                  1,354,245

          ELECTRICAL EQUIPMENT (3.3%)
  16,500  General Electric Co. .............................        617,925

          ELECTRONICS (0.8%)
   8,000  Flextronics International Ltd.* ..................        146,000

          ENTERTAINMENT (1.4%)
  11,000  AOL Time Warner, Inc.* ...........................        260,150

          FINANCIAL SERVICES-DIVERSIFIED (7.2%)
  10,125  American International Group, Inc. ...............        730,417
  12,500  Citigroup, Inc. ..................................        619,000
                                                               ------------
                                                                  1,349,417

          HOME APPLIANCE (1.2%)
   3,000  Whirlpool Corp. ..................................        226,650

          HOUSEHOLD PRODUCTS (1.6%)
   5,100  Colgate-Palmolive Co. ............................        291,465

          MEDICAL SUPPLIES (13.3%)
  12,300  Biomet, Inc. .....................................        332,838
   9,800  Fisher Scientific International, Inc.* ...........        275,380
  15,000  Johnson & Johnson ................................        974,250
  20,000  Medtronic, Inc. ..................................        904,200
                                                               ------------
                                                                  2,486,668


--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Schedule of Investments
================================================================================

  Shares                                                          Value
----------------------------------------------------------------------------
         OFFICE EQUIPMENT & SUPPLIES (1.2%)
  11,000 Staples, Inc.* ..........................   $    219,670

         OILFIELD SERVICES/EQUIPMENT (2.8%)
   7,500 BJ Services Co.* ........................        258,525
   6,500 Noble Drilling Corp.* ...................        269,035
                                                     ------------
                                                          527,560

         RECREATION (6.1%)
  13,000 Harley-Davidson, Inc. ...................        716,690
  20,000 Mattel, Inc. ............................        416,800
                                                     ------------
                                                        1,133,490

         RETAIL STORE (4.4%)
   9,000 Costco Wholesale Corp.* .................        358,380
   7,500 Wal-Mart Stores, Inc. ...................        459,675
                                                     ------------
                                                          818,055

         TELECOMMUNICATIONS EQUIPMENT (3.6%)
  10,000 Polycom, Inc.* ..........................        246,000
  11,200 QUALCOMM Incorporated* ..................        421,568
                                                     ------------
                                                          667,568

         TOBACCO (2.1%)
   7,500 Philip Morris Companies, Inc. ...........        395,025
                                                     ------------

TOTAL COMMON STOCKS & TOTAL INVESTMENT
  SECURITIES (94.3%)
  (Cost $11,149,773) .............................     17,601,871
                                                     ------------

Principal
  Amount                                                 Value
-----------------------------------------------------------------
REPURCHASE AGREEMENT (5.3%)
  (including accrued interest)
$1,000,000 Collateralized by $830,000 U.S.
             Treasury Bonds 8.125%,
             due 8/15/19, with a value of
             $1,023,740 (with Morgan
             Stanley Dean Witter & Co.,
             1.77%, dated 3/28/02, due
             4/1/02, delivery value
             $1,000,197) .........................   $  1,000,197

CASH AND OTHER ASSETS IN
  EXCESS OF LIABLITIES (0.4%) ....................         68,840
                                                     ------------

NET ASSETS (100.0%) ..............................   $ 18,670,908

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
  PER OUTSTANDING SHARE
  ($18,670,908 / 1,259,393 shares
  of capital stock outstanding) ..................   $      14.83

*     Non-income producing

See Notes to Financial Statements.


--------------------------------------------------------------------------------
6

                                Value Line U.S. Multinational Company Fund, Inc.

Statement of Assets and Liabilities
at March 31, 2002
================================================================================

Assets:
Investment securities, at value
   (Cost-$11,149,773) ...................................          $ 17,601,871
Repurchase agreement
   (Cost-$1,000,197) ....................................             1,000,197
Cash ....................................................                87,576
Dividends receivable ....................................                13,774
Receivable for capital shares sold ......................                 7,122
                                                                   ------------
    Total Assets ........................................            18,710,540
                                                                   ------------
Liabilities:
Accrued expenses:
   Advisory fee payable .................................                11,989
   Service and distribution plan fees payable ...........                 3,996
   Other ................................................                23,647
                                                                   ------------
    Total Liabilities ...................................                39,632
                                                                   ------------
Net Assets ..............................................          $ 18,670,908
                                                                   ============
Net Assets consist of:
Capital stock, at $.01 par value (authorized 50,000,000,
   outstanding 1,259,393 shares) ........................          $     12,594
Additional paid-in capital ..............................            11,782,416
Undistributed net realized gain on investments ..........               423,800
Net unrealized appreciation of investments ..............             6,452,098
                                                                   ------------
Net Assets ..............................................          $ 18,670,908
                                                                   ============
Net Asset Value, Offering and Redemption Price,
   per Outstanding Share ($18,670,908 / 1,259,393
   shares outstanding) ..................................          $      14.83
                                                                   ============
Statement of Operations for the
Year Ended March 31, 2002

Investment Income:
Dividend ................................................          $    122,942
Interest ................................................               117,021
                                                                   ------------
    Total Income ........................................               239,963
                                                                   ------------
Expenses:
Advisory fee ............................................               179,819
Service and distribution plan fee .......................                59,940
Auditing and legal fees .................................                46,608
Accounting and bookkeeping fees .........................                32,400
Custodian fees ..........................................                31,441
Directors' fees and expenses ............................                21,778
Registration and filing fees ............................                19,689
Printing ................................................                13,438
Insurance, dues and other ...............................                 7,211
Transfer agent ..........................................                 5,200
                                                                   ------------
    Total Expenses before custody credits ...............               417,524
    Less: custody credits ...............................                (1,634)
                                                                   ------------
    Net Expenses ........................................               415,890
                                                                   ------------
Net Investment Loss .....................................              (175,927)
                                                                   ------------
Net Realized and Unrealized
   Gain (Loss) on Investments:

    Net Realized Gain ...................................               466,086

    Change in Net Unrealized Appreciation ...............            (2,247,908)
                                                                   ------------
Net Realized Gain and Change in
   Net Unrealized Appreciation on Investments ...........            (1,781,822)
                                                                   ------------
Net Decrease in Net Assets from Operations ..............          $ (1,957,749)
                                                                   ============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
7

Value Line U.S. Multinational Company Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended March 31, 2002 and 2001
================================================================================

                                                                  Year Ended      Year Ended
                                                                   March 31,       March 31,
                                                                      2002            2001
                                                                 -----------------------------
Operations:
   Net investment loss .......................................   $    (175,927)  $    (276,224)
   Net realized gain on investments ..........................         466,086       2,134,088
   Change in net unrealized appreciation .....................      (2,247,908)    (15,978,404)
                                                                 -----------------------------
   Net decrease in net assets from operations ................      (1,957,749)    (14,120,540)
                                                                 -----------------------------
Distributions to Shareholders:
   Net realized gain from investment transactions ............      (2,015,991)       (597,705)
                                                                 -----------------------------
Capital Share Transactions:
   Proceeds from sale of shares ..............................       4,147,172      10,961,599
   Proceeds from reinvestment of distributions to shareholders       2,011,392         596,719
   Cost of shares repurchased ................................     (13,420,739)    (12,303,622)
                                                                 -----------------------------
   Net decrease from capital share transactions ..............      (7,262,175)       (745,304)
                                                                 -----------------------------
Total Decrease in Net Assets .................................     (11,235,915)    (15,463,549)

Net Assets:
   Beginning of year .........................................      29,906,823      45,370,372
                                                                 -----------------------------
   End of year ...............................................   $  18,670,908   $  29,906,823
                                                                 =============================

See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                Value Line U.S. Multinational Company Fund, Inc.

Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Value Line U.S. Multinational Company Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is maximum total return. The Fund invests primarily in common stock or securities convertible into common stock of U.S. companies that have significant sales from international operations.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

2. Capital Share Transactions

Transactions in capital stock were as follows:

                                                          Year Ended March 31,
                                                            2002         2001
                                                          ---------------------
Shares sold ..........................................     255,441      471,793
Shares issued in reinvestment of dividends and
   distributions .....................................     129,683       31,707
                                                          ---------------------
                                                           385,124      503,500
Shares repurchased ...................................     892,618      531,480
                                                          ---------------------
Net decrease .........................................    (507,494)     (27,980)
                                                          =====================


--------------------------------------------------------------------------------
                                                                               9

Value Line U.S. Multinational Company Fund, Inc.

Notes to Financial Statements
================================================================================

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

                                                                     March 31,
                                                                        2002
                                                                   ------------
PURCHASES:
Investment Securities .......................................      $  8,595,894
                                                                   ============

SALES:
Investment Securities .......................................      $ 12,295,227
                                                                   ============

4. Income Taxes

At March 31, 2002, information on the tax components of capital is as follows:

Cost of investment for tax purposes .........................      $ 12,149,970
                                                                   ============
Gross tax unrealized appreciation ...........................      $  6,690,396
Gross tax unrealized depreciation ...........................          (238,298)
                                                                   ------------
Net tax unrealized appreciation on investment ...............      $  6,452,098
                                                                   ============
Undistributed long-term capital gains .......................      $    423,800
                                                                   ============

The tax composition of dividends was $2,015,991 from net long-term capital gains.

Permanent book-tax differences relating to current year net operating loss are reclassified within the composition of the net asset accounts. In the current year the Fund reclassified $175,927 from accumulated net investment loss, $169,000 to additional paid-in-capital and $6,927 to undistributed realized gain. Net investment loss, net realized gain, and net assets were not affected by this reclassification.

5. Advisory Fees, Service and Distribution Plan Fees and Transactions With Affiliates

An advisory fee of $179,819 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended March 31, 2002. The fee is computed at the annual rate of .75 of 1% of the daily net assets during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders, at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $59,940 were paid or payable to the Distributor under this Plan for the year ended March 31, 2002.

For the year ended March 31, 2002, the Fund's expenses were reduced by $1,634 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund. For the nine month period ended December 31, 2001, the Fund paid brokerage commissions totaling $10,043 to the Distributor, which clears its transactions through unaffiliated brokers. The Fund also reimbursed the Distributor $1,436 for the 3-month period ended March 31, 2002 for performance of trading services on behalf of the Fund.

At March 31, 2002, the Adviser, and/or affiliated companies, and the Value Line, Inc. Profit Sharing and Savings Plan, owned 949,612 shares of the Fund's capital stock, representing 75.4% of the outstanding shares. In addition, certain officers and directors of the Fund owned 133,325 shares of capital stock, representing 10.6% of the outstanding shares.


--------------------------------------------------------------------------------
10

                                Value Line U.S. Multinational Company Fund, Inc.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each year:

                                                                             Years Ended March 31,
                                             ----------------------------------------------------------------------------------
                                                   2002              2001              2000              1999              1998
                                             ----------------------------------------------------------------------------------
Net asset value, beginning of year ........  $    16.93        $    25.28        $    19.75        $    16.27        $    12.34
                                             ----------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss ..................        (.14)             (.16)             (.15)             (.13)             (.08)
     Net gains or losses on securities
       (both realized and unrealized) .....        (.18)            (7.85)             6.11              3.61              4.80
                                             ----------------------------------------------------------------------------------
Total from investment operations ..........        (.32)            (8.01)             5.96              3.48              4.72
                                             ----------------------------------------------------------------------------------
Less distributions:
     Distributions from realized gains ....       (1.78)             (.34)             (.43)               --              (.79)
                                             ----------------------------------------------------------------------------------
Net asset value, end of year ..............  $    14.83        $    16.93        $    25.28        $    19.75        $    16.27
                                             ==================================================================================
Total return ..............................      -2.33%           -31.82%             30.44%            21.39%            39.17%
                                             ==================================================================================
Ratios/Supplemental Data:
Net assets, end of year
  (in thousands) ..........................  $   18,671        $   29,907        $   45,370        $   34,103        $   29,675
Ratio of operating expenses to
  average net assets ......................        1.74%(2)          1.47%(2)          1.49%(2)          1.58%(1)          1.69%(1)
Ratio of net investment loss
  to average net assets ...................       (0.73)%           (0.71)%           (0.69)%           (0.76)%           (0.60)%
Portfolio turnover rate ...................          42%               15%               37%               36%               49%

(1)   Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been unchanged for the years ended March 31, 2002 and 2001 and 1.48% for the year ended March 31, 2000.

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Report of Independent Accountants
================================================================================

To the Shareholders and Board of Directors of Value Line U.S. Multinational Company Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Multinational Company Fund, Inc. (the "Fund") at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 10, 2002

--------------------------------------------------------------------------------
                         FEDERAL TAX NOTICE (UNAUDITED)

The amount of long term capital gain paid by the Fund for the fiscal year ended March 31, 2002 was $2,015,991.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
12

                                Value Line U.S. Multinational Company Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                                 Principal
                                                                 Occupation
                                               Length of         During the                    Other Directorships
Name, Address, and Age      Position           Time Served       Past 5 Years                  Held by Director
--------------------------------------------------------------------------------------------------------------------
Interested Directors*
---------------------
Jean Bernhard Buttner       Chairman of the    Since 1995        Chairman, President           Value Line, Inc.
Age 67                      Board of Directors                   and Chief Executive
                            and President                        Officer of Value Line,
                                                                 Inc. (the "Adviser") and
                                                                 Value Line Publishing, Inc    .
                                                                 Chairman and President
                                                                 of each of the
                                                                 15 Value Line Funds
                                                                 and Value Line
                                                                 Securities, Inc.
                                                                 (the "Distributor").

--------------------------------------------------------------------------------------------------------------------
Marion N. Ruth              Director           Since 1995        Real Estate Executive:        Value Line, Inc.
5 Outrider Road                                                  President, Ruth Realty
Rolling Hills, CA 90274                                          (real estate broker);
Age 67                                                           Director of the Adviser
                                                                 since 2000.

--------------------------------------------------------------------------------------------------------------------
Non-Interested Directors
------------------------
John W. Chandler            Director           Since 2000        Consultant, Academic          None
1611 Cold Spring Rd.                                             Search Consultation
Williamstown, MA 01267                                           Service, Inc. Trustee
Age 78                                                           Emeritus and Chairman
                                                                 (1993-1994) of the
                                                                 Board of Trustees of
                                                                 Duke University;
                                                                 President Emeritus,
                                                                 Williams College.

--------------------------------------------------------------------------------------------------------------------
Frances T. Newton           Director           Since 1995        Customer Support              None
4921 Buckingham Drive                                            Analyst, Duke Power
Charlotte, NC 28209                                              Company.
Age 60


--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Management of the Fund
================================================================================

                                                                            Principal
                                                                            Occupation
                                                       Length of            During the               Other Directorships
Name, Address, and Age          Position               Time Served          Past 5 Years             Held by Director
------------------------------------------------------------------------------------------------------------------------
Francis C. Oakley               Director               Since 1995           Professor of History,    Berkshire
54 Scott Hill Road                                                          Williams College,        Life Insurance
Williamstown, MA 01267                                                      1961 to present.         Company.
Age 70                                                                      President Emeritus
                                                                            since 1994 and
                                                                            President, 1985 - 1994;
                                                                            Chairman (1993 - 1997)
                                                                            and Interim President
                                                                            (2002) of the American
                                                                            Council of Learned
                                                                            Societies.

------------------------------------------------------------------------------------------------------------------------
David H. Porter                 Director               Since 2000           Visiting Professor of    None
5 Birch Run Drive                                                           Classics, Williams
Saratoga Springs, NY 12866                                                  College, since 1999;
Age 66                                                                      President Emeritus,
                                                                            Skidmore College
                                                                            since 1999 and
                                                                            President, 1987 - 1998.

------------------------------------------------------------------------------------------------------------------------
Paul Craig Roberts              Director               Since 2000           Chairman, Institute      A. Schulman Inc.
169 Pompano St.                                                             for Political Economy.   (plastics)
Panama City Beach, FL 32413
Age 63

------------------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr               Director               Since 2000           Senior Financial         None
1409 Beaumont Drive                                                         Advisor, Hawthrone,
Gladwyne, PA 19035                                                          since 2001;
Age 53                                                                      Chairman, Radcliffe
                                                                            College Board of
                                                                            Trustees, 1990 - 1999.


--------------------------------------------------------------------------------
14

                                  Value Line US Multinational Company Fund, Inc.

Management of the Fund
================================================================================

                                                                            Principal
                                                                            Occupation
                                                       Length of            During the
Name, Address, and Age          Position               Time Served          Past 5 Years
-----------------------------------------------------------------------------------------------------
Officers
--------
Alan N. Hoffman                 Vice President         Since 1996           Portfolio Manager
Age 48                                                                      with the Adviser.

-----------------------------------------------------------------------------------------------------
Philip J. Orlando               Vice President         Since 2000           Chief Investment Officer
Age 43                                                                      with the Adviser.

-----------------------------------------------------------------------------------------------------
Stephen E. Grant                Vice President         Since 2001           Portfolio Manager
Age 48                                                                      with the Adviser
-----------------------------------------------------------------------------------------------------
David T. Henigson               Vice President,        Since 1994           Director, Vice
Age 44                          Secretary and                               President and
                                Treasurer                                   Compliance Officer
                                                                            of the Adviser.
                                                                            Director and Vice
                                                                            President of the
                                                                            Distributor.
                                                                            Vice President,
                                                                            Secretary and Treasurer
                                                                            of each of the 15 Value
                                                                            Line Funds.

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available, without charge, upon request, by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

                         The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Philip J. Orlando
                      Vice President
                      Stephen E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer

International investments entail special risk considerations including currency, liquidity, economic and political risks. This report is issued for information of shareholders.

It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #522268